UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2015

Kashin, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-161240	26-4711535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street - Carson City - Nevada 89703-4934

(Address of Principal Executive Offices) (Zip Code)

(345) 938-5360

(Registrant's telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

Effective November 27th, 2015, the Company appointed Haden Kirkpatrick as the Chief Operating Officer and as a Director to the Company. The appointment of Haden Kirkpatrick as the Company's Chief Operating Officer and as a Director was not based on any prior understanding or arrangement.

(b)

Effective November 27th, 2015, the Company has accepted the resignation of Lawrence Chan for personal reasons as Chief Operating Officer and as a Director. The resignation of Lawrence Chan as the Company's Chief Operating Officer and as a Director was not based on any prior understanding or arrangement.

There are no transactions between Mr. Kirkpatrick and the Company that are reportable under Item 404(a) of Regulation S-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized

Kashin, Inc.

Dated: December 1, 2015	By:	/s/ Carl Maybin
Carl Maybin
Chief Executive Officer, Director